Group V
10/1/06-12/31/06

                                           Rule 10f-3 -Summary
                                        (Affiliated Underwriters)


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
Fund                                Manager         Are there         IF YES,             Total Value of         Primary
                                    Firm            applicable        Certification       Securities             Portfolio Manager
                                                    transactions to   attached from       Purchased by
                                                    report?           Manager that all     Fund from
                                                                      transactions are     Affiliated
                                                    If Yes, detail    in compliance with   Underwriter
                                                    attached from     board-approved      (% of total net
                                                    Manager           procedure           assets)

Money Market Funds

Dreyfus Institutional Government       Dreyfus             No                                                    Patricia A. Larkin
  MM Fund

Dreyfus Institutional Prime MM         Dreyfus             No                                                    Patricia A. Larkin
  Fund

Dreyfus Institutional U.S.             Dreyfus             No                                                    Patricia A. Larkin
  Treasury MM Fund

Dreyfus Money Market Reserves          Dreyfus             No                                                    Patricia A. Larkin

Dreyfus U.S. Treasury Reserves         Dreyfus             No                                                    Patricia A. Larkin

Municipal Money Market Funds

Dreyfus BASIC CA Municipal MM          Dreyfus             No                                                    Joseph Irace
  Fund

Dreyfus BASIC MA Municipal MM Fund   Dreyfus/Mellon        No                                                    John F. Flahive

Dreyfus BASIC NY Municipal MM Fund     Dreyfus             No                                                    Joseph Irace

Dreyfus Municipal Reserves          Dreyfus/Mellon         No                                                    J. Christopher
                                                                                                                 Nicholl
Balanced Funds
                                                                                                                 Joseph Darcy\Fayez
Dreyfus Tax Managed Balanced Fund   Dreyfus/Fayez          No                                                    S. Sarofim

Fixed Income Funds

Dreyfus Bond Market Index Fund      Dreyfus/Standish       Yes                 V                  0.12%          Robert Bayston

Dreyfus High Yield Strategies Fund  Dreyfus/Standish       No                                                    David Bowser

Dreyfus Premier International       Dreyfus/Standish       No                                                    Thomas Fahey
  Bond Fund

Dreyfus Premier Limited Term High   Dreyfus/Standish       No                                                    David Bowser
  Yield Fund

Dreyfus Premier Limited Term                                                                                     Christopher M.
Income Fund                         Dreyfus/Standish       No                                                    Pellegrino

Dreyfus Premier Managed Income
Fund                                Dreyfus/Standish       No                                                    Kent J. Wosepka

Dreyfus Premier Strategic Income
Fund                                Dreyfus/Standish       No                                                    Kent J. Wosepka

Equity Funds

Dreyfus BASIC S&P 500 Stock Index
  Fund                              Dreyfus/ MEA           No                                                    Thomas J. Durante

Dreyfus Disciplined Stock Fund      Dreyfus/TBCAM          No                                                    Sean P. Fitzgibbon

Dreyfus Premier Balanced Fund       Dreyfus/Standish       No                                                    John Jares

Dreyfus Premier Core Equity Fund    Fayez                  No                                                    Fayez S. Sarofim

Dreyfus Premier Core Value Fund     Dreyfus/TBCAM          Yes                 V                  0.26%          William E. Costello


Dreyfus Premier Equity Income       Dreyfus/ MEA           No                                                    Jocelin A. Reed
  Fund

Dreyfus Premier Large Company       Dreyfus/TBCAM          No                                                    Sean P. Fitzgibbon
  Stock Fund

Dreyfus Premier Midcap Stock Fund    Dreyfus/MEA           No                                                    John R. O'Toole

Dreyfus Premier Small Cap Value     Dreyfus/MEA            No                                                    Adam T. Logan
  Fund

Dreyfus Premier Tax Managed         Fayez                  No                                                    Fayez S. Sarofim
  Growth Fund
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